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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                January 16, 2004
                        (Date of earliest event reported)


                         GRIFFIN LAND & NURSERIES, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                              0-29288               06-0868496
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)             File Number)             Identification No.)


ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                         10020
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(Address of principal executive offices)                              (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE                (212)218-7910


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Item 5.   Other Events and Regulation FD Disclosure
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Griffin Land & Nurseries, Inc. ("Griffin") today announced that Griffin and the other principal shareholders of Centaur Communications, Ltd. ("Centaur") have executed a heads of agreement providing for the sale of all of the outstanding equity interests in Centaur. Griffin's January 16, 2004 Press Release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.

Item 7.   Financial Statements and Exhibits
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Exhibit 99.1:  Griffin's January 16, 2004 Press Release (attached hereto).


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GRIFFIN LAND & NURSERIES, INC.


                              /s/  Anthony J. Galici
                              ----------------------
                              Anthony J. Galici
                              Vice President, Chief Financial Officer and
                              Secretary

Dated:  January 16, 2004

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